UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 16, 2010

NORTHEAST COMMUNITY BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

United States	0-51852	06-178-6701
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

325 Hamilton Avenue, White Plains, New York		10601
(Address of principal executive offices)		(Zip Code)

(914) 684-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 16, 2010, Susan Barile notified NorthEast Community Bancorp, Inc. (the “Company”) that she is resigning as Executive Vice President and Chief Mortgage Officer of the Company and NorthEast Community Bank (the “Bank”), the Company’s wholly owned subsidiary, effective September 30, 2010 in order to pursue other personal endeavors unrelated to banking.  Ms. Barile will continue to work with the Bank in a consultant capacity to assist in the transition of her prior responsibilities at the Bank until November 30, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHEAST COMMUNITY BANCORP, INC.

Date: September 17, 2010	By:	/s/ Kenneth A. Martinek
Kenneth A. Martinek
Chairman, President and
Chief Executive Officer